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                                                                    EXHIBIT 10.8





                               Self-Administered
                        Automatic Reinsurance Agreement
                                   Effective


                                    between


                     Citizens Insurance Company of America
                                Denver, Colorado
               (hereinafter referred to-as the "Ceding Company")


                                      and


                     Riunione Adriatica di Sicurta', S.p.A.

                                 Trieste, Italy


                  (hereinafter referred to as the "Reinsurer")
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
                         Table of Contents                                  Page
                         -----------------                                  ----
Article I          Basis of Reinsurance                                        3
Article II         Mode of Notification and Cession                            4
Article III        Liability of Reinsurer                                      4
Article IV         Plan of Reinsurance                                         5
Article V          Reinsurance Premiums                                        5
Article VI         Premium Taxes and Policy Expenses                           6
Article VII        Automatic Reinsurance Coverage after Policy Change          6
Article VIII       Information to Reinsurer after Policy Change                8
Article IX         Recapture                                                   8
Article X          Claims                                                      9
Article XI         List of Risks Reinsured and List of Amendments             10
Article XII        Accounting                                                 10
Article XIII       Errors and Omissions                                       11
Article XIV        Inspection of Records                                      12
Article XV         Insolvency                                                 12
Article XVI        Arbitration                                                13
Article XVII       Parties to Agreement                                       13
Article XVIII      Duration of Agreement; Termination                         14
Article XIX        Effective Date; Execution                                  14

Exhibit I          SAR Reinsurance Premiums                                   15
Exhibit II         Retention Limits of the Ceding Company                     23
Exhibit III        Limits and Special Conditions for the First Excess         24
Exhibit IV         Calculation of the Net Amount at Risk Reinsured            25
Exhibit V          List of Risks Reinsured                                    26
Exhibit VI         List of Amendments                                         27
Exhibit VII        Preliminary Surplus Advice
Exhibit VIII       Automatic Cession Notification

Appendix I         International Guidelines                                   28
Appendix I-A       Foreign National Business                                  29
Appendix I-B       Conditional Receipt                                        31


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Article I
Basis of Reinsurance              1.       On and after the effective date of
                                           this Agreement, the Ceding Company
                                           shall cede to Reinsurer, subject to
                                           the limitations outlined in Exhibit
                                           III, its entire (100%) First Excess,
                                           i.e., the amount of new direct
                                           agency Standard and Substandard
                                           individual issues of Life Insurance
                                           policies and Waiver of Premium
                                           Disability benefits in excess of the
                                           Ceding Company's regular retention
                                           for such benefits as shown in
                                           Exhibit II. Reinsurer shall
                                           automatically accept such First
                                           Excess within the limits indicated
                                           in Exhibit III, provided that the
                                           Ceding Company has applied its
                                           normal underwriting rules and
                                           retains its regular retention.

                                  2.       The term "new direct agency issues"
                                           as used in this Article shall
                                           include issues on the lives of U.S.
                                           Citizens and non-U.S. Citizens as
                                           stipulated in Appendix I-A. It shall
                                           not include brokerage business,
                                           reinsurance business, or except as
                                           provided herein, issues of
                                           conversions.

                                  3.       If the Ceding Company is already on
                                           the risk for its regular retention
                                           under policies previously issued,
                                           reinsurance up to the limits
                                           indicated in Exhibit III will be
                                           accepted automatically in accordance
                                           with Paragraph 1 above, provided the
                                           Ceding Company has assessed the risk
                                           under the new application by
                                           applying the same underwriting rules
                                           it would have applied had the new
                                           policy fallen completely within its
                                           regular retention.

                                  4.       Any risk which falls within the
                                           automatic coverage granted by this
                                           Agreement may nevertheless be
                                           submitted to Reinsurer for its
                                           underwriting opinion.  If such risk
                                           is acceptable for coverage, it shall
                                           automatically be reinsured under-
                                           this Agreement.  Any other risk
                                           ineligible for automatic coverage
                                           hereunder, or which the Ceding
                                           Company desires to reinsure
                                           facultatively, may be submitted to
                                           Reinsurer for facultative
                                           underwriting by forwarding to
                                           Reinsurer copies of the original
                                           applications, all medical
                                           examinations or reports, inspection
                                           reports and all other information
                                           which the Ceding Company may have
                                           pertaining to the insurability of
                                           the risk.  Any such risk shall, upon
                                           acceptance by the Ceding Company of
                                           Reinsurer's underwriting decision,
                                           be reinsured under this Agreement.

                                  5. The reinsurance under this Agreement shall be maintained in force as long as the original policy carried by the Ceding Company remains in force, except as provided in Articles VII Automatic Reinsurance Coverage after Policy Change, IX Recapture, and XVIII Duration of Agreement;
                                           Termination.

                                  6. Notwithstanding any provision to the contrary in Article I Basis of Reinsurance of said Agreement, Reinsurer shall be automatically bound under any claim for which the Ceding Company is liable under a conditional receipt issued in respect of business reinsured automatically or submitted exclusively to Reinsurer under said
                                           Article I. Reinsurer's liability on
                                           standard retention on the policy
                                           applied-for. In no event, however,
                                           shall Reinsurer's liability on any
                                           one life,





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                                           including previous reinsurance ceded
                                           to Reinsurer, by the Ceding Company,
                                           exceed the automatic acceptance
                                           limits provided by this Agreement.

                                           The Ceding Company's conditional
                                           receipt is attached hereto and the
                                           Ceding Company shall be obligated to
                                           advise Reinsurer of any changes or
                                           modifications of such receipt.

Article II
Mode of Notification Ceding
and Cession                       1.       If (a) the First Excess as defined
                                           in Exhibit m herein is greater than
                                           $300,000 of life Insurance and (b)
                                           the Ceding Company automatically
                                           cedes to Reinsurer as herein
                                           provided and the total amount ceded
                                           to Reinsurer on the same life,
                                           including previous cessions, exceeds
                                           either of the foregoing specified
                                           amounts, then the Ceding Company
                                           shall notify Reinsurer:

                                           a.     within forty-eight (48) hours
                                                  after underwriting approval
                                                  of the risk by mailing a
                                                  Preliminary Surplus Advice
                                                  (Exhibit VII), and either

                                           b.     within five (5) working days
                                                  after the policy issued on
                                                  such application has been
                                                  delivered and paid for, by
                                                  mailing a copy of the
                                                  Preliminary Surplus Advice
                                                  indicating the actual amount
                                                  ceded hereunder, or

                                           c.     within sixty (60) working days
                                                  after underwriting approval
                                                  of the risk if the policy
                                                  issued on such application
                                                  was refused or remains
                                                  undelivered, by mailing a
                                                  copy of the Preliminary
                                                  Surplus Advice marked
                                                  "Canceled" and indicating
                                                  date of cancellation.

                                  2.       For risks automatically ceded and
                                           not subject to the notification
                                           requirements of Paragraph 1. The
                                           first notice to Reinsurer regarding
                                           any such automatic cession will be
                                           sent to Reinsurer on the first of
                                           each month following the Issue
                                           Month.  The notification will be a
                                           copy of Citizen's Underwriter
                                           Worksheet (see Exhibit VIII).

                                  3.       For risks to be reinsured
                                           facultatively hereunder in
                                           accordance with Article I, Paragraph
                                           4, the Ceding Company shall forward
                                           to Reinsurer a Preliminary Surplus
                                           Advice marked "Facultative" within
                                           five (5) working days after the
                                           original policy has been reported
                                           delivered and paid for.

Article III
Liability of Reinsurer            1.       The liability of Reinsurer shall
                                           begin and terminate simultaneously
                                           with that of the Ceding Company,
                                           provided that, in the case of a
                                           facultative submission, Reinsurer
                                           has notified the Ceding Company of
                                           its acceptance of the risk and the
                                           Ceding Company has mail  Advice in
                                           accordance with Paragraph 3 of
                                           Article II Mode of Notification and
                                           Cession.





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                                  2.       Reinsurer has no liability under
                                           this Agreement for any policy amount
                                           or benefit not expressly referred to
                                           in Article I Basis of Reinsurance,
                                           or in any Addendum to this Agreement
                                           relating to reinsurance of other
                                           benefits.

                                  3.       The Ceding Company will provide
                                           Reinsurer with copies of its policy
                                           and rider forms, rate schedules and
                                           underwriting rules for the business
                                           eligible fr reinsurance under this
                                           Agreement and shall keep Reinsurer
                                           informed of any changes therein.

                                  4.       Reinsurer shall not be liable for
                                           any amount paid by the Ceding
                                           Company for punitive, exemplary, or
                                           compensatory damages awarded to the
                                           beneficiary of an insured, arising
                                           out of the conduct of the Ceding
                                           Company in the investigation, trial,
                                           or settlement of any claim, or the
                                           failure to pay or a delay to pay any
                                           benefits under any policy unless
                                           Reinsurer was informed of the
                                           circumstances and participated in
                                           the decision which resulted in such
                                           liability.

Article IV
Plan of Reinsurance               l.       Life reinsurance shall be ceded on
                                           the Risk Premium basis for the Net
                                           Amount at Risk reinsured. For the
                                           purpose of this Agreement, the Net
                                           Amount at Risk reinsured during any
                                           calendar year is defined as the
                                           difference between the First Excess
                                           (as defined in Article I and Exhibit
                                           III) and the reserve thereon at the
                                           end of the prior calendar year. Such
                                           reserve shall be determined as the
                                           statutory mean reserve  based on the
                                           Ceding Company's reserve standard
                                           unless an approximate method of
                                           determination is applicable as shown
                                           in Exhibit IV. In either case,
                                           reserves shall be rounded to the
                                           nearer dollar.

                                  2.       For original policies issued on a
                                           level term plan for twenty (20)
                                           years or less or on a reducing term
                                           plan for any period of years, the
                                           Net Amount at Risk reinsured during
                                           all years shall be for the amount of
                                           the First Excess reinsured and
                                           reserves shall be disregarded.

                                  3.       Except as otherwise provided in
                                           Exhibit IV hereof, or by Addendum to
                                           this Agreement, the Net Amount at
                                           Risk reinsured will be level during
                                           any calendar year.

                                  4.       Reinsurance of Waiver of Premium
                                           Disability benefits shall be in
                                           accordance with the original policy
                                           terms of the Ceding Company subject
                                           to the limitations in Exhibit III.

Article V
Reinsurance Premiums              1.       The reinsurance premiums for Life
                                           reinsurance shall consist of a basic
                                           rate per thousand of Net Amount at
                                           Risk reinsured in accordance with the
                                           schedule of rates attached hereto
                                           (Exhibit I). Rates for females at
                                           ages 15 and higher are  equal to the
                                           rates for a male four years younger.
                                           For females aged 11-14, males age 10
                                           rates are used. Male and female rates
                                           for ages 0-10 are identical.

                                  2. For purposes of premium calculation, based on the table of rates contained in Exhibit I, the attained age shall be taken as the issue





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                                           age (nearest or last birthday as
                                           appropriate),-plus  the difference
                                           between the respective calendar year
                                           and the calendar year at issue

                                  3.       The reinsurance premiums for Waiver
                                           of Premium Disability benefits shall
                                           be as shown in Exhibit I.

                                  4.       Except as otherwise provided in
                                           Exhibit m, for all new reinsurance
                                           originating without current evidence
                                           of insurability (conversions,
                                           options, etc.) calendar years for
                                           entering the premium table, Exhibit
                                           I will be counted starting with the
                                           calendar year of the last check of
                                           insurability.

                                  5.       All reinsurance premiums payable by
                                           the Ceding Company to Reinsurer
                                           under this Agreement shall be paid
                                           on the calendar year basis in
                                           advance regardless of the mode of
                                           premium payment of the policies
                                           reinsured.  Reinsurance  premiums
                                           shall be payable as long as the
                                           reinsurance remains in force.
                                           Should any reinsurance be reduced or
                                           terminated within any calendar year,
                                           the proportionate part of the
                                           reinsurance premium paid shall be
                                           refunded at the beginning of the
                                           calendar year next following the
                                           reduction or termination provided,
                                           however, that for policies reduced
                                           or terminated during the second
                                           calendar year after issue the refund
                                           shall not exceed 50% of the
                                           reinsurance premium  paid.

                                  6.       For technical reasons relating to
                                           the uncertain status of deficiency
                                           reserve requirements by the various
                                           state insurance departments, the
                                           Life reinsurance premiums contained
                                           herein cannot be guaranteed for more
                                           than one year.  For all reinsurance
                                           ceded at these rates, however,
                                           Reinsurer shall continue to accept
                                           premiums no lower than those arrived
                                           at based on these rate schedules.

Article VI
Premium Taxes and Policy
Expenses                          1.       When Reinsurer is not required to pay
                                           state premium taxes on reinsurance
                                           premiums received from the Ceding
                                           Company, it shall reimburse the
                                           Ceding Company for any such taxes
                                           the latter may be required to pay
                                           with respect to the part of the
                                           premium received under the Ceding
                                           Company's original policies which is
                                           remitted to Reinsurer as reinsurance
                                           premium.

                                  2.       The Ceding Company shall bear the
                                           expense of all medical examinations,
                                           inspection fees, and other charges
                                           incurred in connection with the
                                           issuance of any policy reinsured
                                           hereunder.

Article VII
Automatic Reinsurance Coverage
after Policy Change               l.       Reinsurer will continue to grant
                                           automatic reinsurance coverage in
                                           accordance with the provisions of
                                           this Agreement after renewal,
                                           conversion or amendment of any
                                           policy reinsured hereunder provided
                                           that the amounts and benefits to be
                                           reinsured following the change do
                                           not exceed the amounts and benefits
                                           initially reinsured hereunder in
                                           respect of such policy. The
                                           following rules will apply for





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                                           the recalculation of the amounts
                                           reinsured with Reinsurer after a
                                           policy change.

                                  2.       If an original policy is reduced,
                                           the Ceding Company will retain the
                                           same Net Amount at Risk and the same
                                           other benefits on that life that it
                                           had before the reduction. The
                                           reduction shall be applied first to
                                           the reinsurance based on the
                                           original policy or policies reduced
                                           or terminated. If  further reduction
                                           in reinsurance is required, the
                                           policies for which reinsurance is to
                                           be terminated or reduced shall be
                                           determined by the chronological
                                           order in which they were  issued,
                                           the first issued being the first
                                           terminated or reduced, and so on. If
                                           the reinsurance required to be
                                           reduced under this Article is shared
                                           among Reinsurer and other
                                           reinsurers,  the reduction shall be
                                           pro-rated among all reinsurers in
                                           proportion to the amount of
                                           reinsurance carried by each.  If the
                                           amount of reinsurance remaining is
                                           less than the amount  of the minimum
                                           cession specified in Exhibit II,
                                           such reinsurance shall be canceled.

                                  3. If any policy reinsured hereunder is changed to extended term insurance, Reinsurer's proportion of the amount of insurance under such policy shall remain unchanged.

                                  4.       Should any change or conversion of
                                           any policy reinsured hereunder
                                           increase the et Amount at Risk or
                                           other benefits insured, Reinsurer's
                                           proportion of the amount of
                                           insurance and benefits under such
                                           policy shall remain unchanged unless
                                           the limits provided under Paragraph
                                           1 are exceeded.  In the event that
                                           the limits under Paragraph 1 are
                                           exceeded, Reinsurer will accept both
                                           the excess and any additional
                                           amounts required to be reinsured in
                                           order to keep the Ceding Company's
                                           retention within the limits stated
                                           in Exhibit II, provided that the
                                           total Net Amount at Risk reinsured
                                           after the increase does not exceed
                                           the limitations of automatic
                                           Coverage (Exhibit III), and provided
                                           further that such increase is
                                           underwritten in accordance with
                                           Article I Basis of Reinsurance,
                                           Paragraph 3. Premiums for the
                                           amended cessions will be calculated
                                           in accordance with Article V
                                           Reinsurance Premiums, Paragraph 4.

                                  5.       If after any reinsured policy has
                                           been terminated, changed to reduced
                                           paid-up insurance or changed to
                                           extended- term insurance, such
                                           policy is reinstated according to
                                           the general reinstatement rules of
                                           the Ceding Company, the-reinsurance
                                           hereunder shall be restored with the
                                           same Net Amount at Risk and other
                                           benefits reinsured as if no change
                                           had occurred.

                                  6.       Policies issued because of options
                                           exercised under provisions of
                                           Guaranteed Insurability benefits are
                                           not included under this Agreement,
                                           and shall be added by Addendum if
                                           such benefits are to be reinsured.
Article VIII
Information to Reinsurer
after Policy Change               1.       All amendments and terminations of
                                           reinsurance under this Agreement
                                           occurring during any calendar year
                                           will be shown in the





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                                           List of Amendments prepared for such
                                           calendar year in accordance with
                                           Article XI List of Risks Reinsured
                                           and List of Amendments.

                                  2.       If any policy change increases the
                                           Net Amount at Risk or other benefits
                                           reinsured hereunder by more than
                                           10%, the Ceding Company will notify
                                           Reinsurer within two (2) weeks after
                                           such change becomes effective by
                                           submitting a Preliminary Surplus
                                           Advice (Exhibit VII) marked
                                           "Amended."

Article IX
Recapture                         1.       At intervals of five (5) years, the
                                           Ceding Company is entitled to
                                           recapture reinsurance on all cessions
                                           which have been in force under this
                                           Agreement for at least five (5)
                                           years.  The first recapture date is
                                           the end of the seventh (7th)  full
                                           calendar year following the effective
                                           date of this Agreement. Subsequent
                                           recapture dates will follow at
                                           intervals of five (5) full calendar
                                           years.

                                  2.       In order to effect recapture, the
                                           Ceding Company will reduce each
                                           cession eligible under this
                                           Agreement by an amount which will
                                           increase the Net Amount at Risk for
                                           life insurance or other benefit
                                           retained by the Ceding Company to
                                           its then regular retention.  Any
                                           recapture reducing the Net Amount at
                                           Risk reinsured below the amount of
                                           the minimum cession according to
                                           Exhibit II will result in complete
                                           recapture of the reinsurance on that
                                           life.

                                  3.       Before recapturing on a cession
                                           according to this provision, the
                                           Ceding Company will proceed with all
                                           recaptures allowed for policies
                                           previously issued on the same life
                                           and for all other reinsurance
                                           cessions on the same policy, whoever
                                           the reinsurer may be.

                                  4.       The Ceding Company may waive
                                           recapture on any recapture date, but
                                           only if such waiver applies to all
                                           reinsurance then eligible for
                                           recapture hereunder.

                                  5.       The Ceding Company shall notify
                                           Reinsurer at least sixty (60) days
                                           prior to each recapture date of its
                                           intended recapture action. Any
                                           questions of recapture eligibility
                                           or procedure will then be resolved
                                           during such sixty (60) day period.

                                  6.       If recapture is effected, the List
                                           of Risks Reinsured for the calendar
                                           year following recapture will
                                           identify the risks involved and show
                                           the new reinsurance amounts
                                           applicable. In the event recapture
                                           results in cancellation of any
                                           cession, such cancellation will be
                                           shown on the List of Amendments for
                                           the calendar year of recapture.

                                  7.       It is hereby agreed and understood
                                           that risks of which no part is
                                           retained by the Ceding Company or
                                           where the Ceding Company does not
                                           retain its regular retention limit
                                           at issue, shall be considered not
                                           subject to recapture.

Article X
Claims                            1.       In the event any policy is
                                           terminated by death while reinsured
                                           under this Agreement, Reinsurer
                                           shall pay to the Ceding Company the
                                           Net





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                                           Amount at Risk reinsured with respect
                                           to such policy during the calendar
                                           year of death.

                                  2.       In the event Waiver of Premium
                                           Disability benefits are validly
                                           claimed under any policy reinsured
                                           for such benefits hereunder,
                                           Reinsurer shall pay the Ceding
                                           Company annually during the
                                           continuance of disability the yearly
                                           gross premium (exclusive of the
                                           premiums for the Waiver benefit
                                           itself) due under such policy for
                                           the reinsured portion of the Waiver
                                           benefit. In suitable cases, the
                                           Ceding Company and Reinsurer may
                                           agree to replace the annual payments
                                           of Reinsurer by the payment of a
                                           lump sum. If disability terminates,
                                           a refund, if appropriate, will be
                                           made by the Ceding Company to
                                           Reinsurer.  The payment of
                                           reinsurance premiums in accordance
                                           with Article V Reinsurance Premiums
                                           for the other benefits still
                                           reinsured will continue during the
                                           disability claim period.

                                  3.       In the event any policy reinsured
                                           hereunder becomes a claim before
                                           such policy has appeared on any List
                                           of Risks Reinsured, the Ceding
                                           Company will calculate the amount
                                           payable by Reinsurer in accordance
                                           with this Agreement and will submit
                                           to Reinsurer all papers necessary to
                                           demonstrate that the risk involved
                                           was covered automatically hereunder.
                                           In addition, the Ceding Company will
                                           inform Reinsurer of all other
                                           reinsurance, if any, ceded on the
                                           same policy.

                                  4.       For any claim incurred after the
                                           policy affected has appeared on a
                                           List of Risks Reinsured, Reinsurer
                                           will pay the Net Amount at Risk or
                                           other benefits reinsured, as
                                           appropriate, shown in the List of
                                           Risks Reinsured applicable to the
                                           calendar year of incurral, unless
                                           the benefits reinsured were amended
                                           according to Article VII Automatic
                                           Reinsurance Coverage after Policy
                                           Change, but not reflected in such
                                           List. In such case, Reinsurer will
                                           pay the Net Amount at Risk or other
                                           benefits reinsured which would
                                           appear in the List of Amendments for
                                           the calendar year of incurral, and
                                           the Ceding Company shall furnish
                                           proof that the amended Net Amount at
                                           Risk and other benefits reinsured
                                           are in accordance with the
                                           provisions of this Agreement.

                                  5.       In the event less than the full
                                           amount insured is paid as a claim or
                                           if any special expenses are incurred
                                           in the settlement of a claim (such
                                           as attorney's fees, court and
                                           arbitration costs, special
                                           investigations, etc., but excluding
                                           salaries of employees), Reinsurer
                                           and the Ceding Company shall share
                                           in the amount of such reduction or
                                           special expenses in proportion to
                                           their respective Net Amounts at Risk
                                           under the policy affected.

                                  6.       Reinsurer and the Ceding Company
                                           shall share in any increase or
                                           reduction resulting from the
                                           Insured's misstatement of his age in
                                           proportion to their respective Net
                                           Amounts at Risk under the policy
                                           affected.

                                  7.       Notice will be faxed to the
                                           Reinsurer of any claim reinsured
                                           under this agreement. In every case
                                           of loss, proofs acceptable to the
                                           Ceding Company shall likewise be
                                           taken as sufficient by Reinsurer.





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                                           The Ceding Company shall fax
                                           Reinsurer copies of death
                                           certificates.

                                  8. At the end of each calendar quarter, a copy of the checks showing payment of all claims and claim expenses paid by the Ceding Company during the quarter and reinsured by the Reinsurer under this agreement will be faxed to the Reinsurer and paid within ten days of receipt by the Reinsurer. Should-the total amount of claims and claim expenses paid by the Ceding Company exceed $250,000 prior to the end of any quarter, proof of such payments will be faxed to the Reinsurer and paid within ten days of receipt by the Reinsurer.

Article XI
Lists of Risks Reinsured and
List of Amendments                1.       Before January 15 of each calendar
                                           year following the date of this
                                           Agreement, the Ceding Company will
                                           provide Reinsurer with the List of
                                           Risks Reinsured for the current
                                           calendar year. This List will
                                           include all reinsurance in force
                                           under this Agreement at the
                                           beginning of the calendar year and
                                           contain information as outlined in
                                           Exhibit V.

                                  2.       Before January 15 of each calendar
                                           year, beginning with the second year
                                           following the date of this
                                           Agreement, the Ceding Company will
                                           provide Reinsurer, for adjustment of
                                           coverage and premium, with the List
                                           of Amendments for the preceding
                                           calendar year. This List will
                                           include all cessions amended during
                                           the preceding calendar year in
                                           accordance with Article VII
                                           Automatic Reinsurance Coverage after
                                           Policy Change, exclusive of (a)
                                           amendments occurring during the
                                           calendar year of issue of any
                                           policy, and (b) certain corrections
                                           referred to in Article XIII Errors
                                           and Omissions. In detail, the List
                                           will contain information as outlined
                                           in Exhibit VI.

Article XII
Accounting and Nondisclosure
of Confidential Information       1.       The Ceding Company shall remit the
                                           total of the reinsurance premiums
                                           shown - in the List of Risks
                                           Reinsured simultaneously with the
                                           List.

                                  2.       Should the balance of changes in
                                           reinsurance premiums for the
                                           preceding calendar year shown in the
                                           List of Amendments be in favor of
                                           Reinsurer, the Ceding Company shall
                                           remit said balance, increased by 2%
                                           for interest, simultaneously with
                                           the List. Should this balance be in
                                           favor of the Ceding Company,
                                           Reinsurer shall remit said  balance,
                                           increased by 2% for interest, within
                                           ten (10) working days of receipt of
                                           the List.

                                  3.       Reinsurer is entitled to ask for
                                           correction of any of the Lists
                                           within ninety (90) days after their
                                           receipt.  The amount of any
                                           correction in reinsurance premiums
                                           is due immediately after agreement
                                           between the Ceding Company and
                                           Reinsurer.

                                  4. Failure of the Ceding Company to pay any of the reinsurance premiums shown in the List of Risks Reinsured by March 31 of the





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                                           calendar year covered by such List
                                           shall automatically terminate the
                                           liability of Reinsurer under this
                                           Agreement as of midnight on that
                                           date. Payment of only a portion of
                                           this premium by said March 31 shall
                                           reduce the liability of Reinsurer
                                           under this Agreement as of midnight
                                           on that date.  The reduced liability
                                           will be determined by applying to the
                                           total liability under this Agreement
                                           the ratio of the reinsurance premiums
                                           paid to the total of the reinsurance
                                           premiums due. Payment of a portion or
                                           of the total of the outstanding
                                           premiums and interest, if any, after
                                           said March  31 shall reinstate a
                                           proportionate part of the total
                                           liability of Reinsurer effective on
                                           and after the date of receipt of the
                                           payment at Reinsurer's home office.

                                  5.       All amounts due under Paragraphs 1,
                                           2, and 3 preceding and not paid by
                                           March 31 of the respective calendar
                                           year, are subject to 0.5% additional
                                           interest for each full month after
                                           March 31.

                                  6.       Since reinsurance coverage and
                                           premium payments are on the calendar
                                           year basis, Reinsurer, will not hold
                                           any reserves, other than claims
                                           reserves, for the reinsurance
                                           covered by this Agreement at the end
                                           of the calendar year.

                                  7.       During the course of business
                                           necessary under this agreement, CICA
                                           may reveal to RAS certain
                                           confidential or proprietary
                                           information which includes but is
                                           not limited to the following:
                                           various trade secrets, data
                                           processing methods, marketing
                                           concepts, programs, formulas,
                                           pattens, devices, inventions,
                                           processes, policy forms and
                                           identities of customers, sales
                                           agents, managing agents, associates
                                           and employees of CICA RAS shall not
                                           disclose, directly or indirectly, to
                                           others, Including corporate
                                           subsidiaries and affiliates, any
                                           confidential or proprietary
                                           information of CICA except as may be
                                           specifically authorized in writing
                                           by an officer of CICA. RAS will also
                                           do all things necessary to prevent
                                           any of its employees,
                                           representatives and agents from
                                           disclosing any such information. RAS
                                           *er agrees to use any confidential
                                           or proprietary information of CICA
                                           solely for the purpose of
                                           reinsurance under this agreement.

Article XIII
Errors and Omissions              1.       The List of Risks Reinsured is the
                                           basis for the reinsurance coverage
                                           provided by Reinsurer for the
                                           respective calendar year on the
                                           reinsurance in force at the beginning
                                           of that year. Any unintentional
                                           clerical error or omission in the
                                           amounts reinsured shall not be
                                           corrected during the current calendar
                                           year but will be reflected in the
                                           List of Risks Reinsured for the
                                           subsequent calendar year, unless by
                                           such error or omission

                                           a.     any risk not eligible for
                                                  reinsurance under this
                                                  Agreement is shown as
                                                  reinsured, or

                                           b.     the amount retained by the
                                                  Ceding Company exceeds its
                                                  retention at issue (Exhibit
                                                  II) by more than $5,000 or

                                           c.     the benefits reinsured by
                                                  Reinsurer and other
                                                  reinsurers exceed the
                                                  benefits insured under the
                                                  policy less the Ceding
                                                  Company's retention thereon,
                                                  if any, or

                                           d.     the amount of any benefit
                                                  reinsured by Reinsurer
                                                  exceeds 125% of the
                                                  corresponding amount during
                                                  the preceding calendar year,
                                                  or

                                           e.     the amount of any benefit
                                                  reinsured by Reinsurer
                                                  exceeds the Automatic
                                                  Coverage (Exhibit III).

                                  2.       In those cases described in
                                           Paragraph 1, Reinsurer shall be
                                           notified in writing and the
                                           reinsurance shall be corrected
                                           retroactively. Correction of the
                                           reinsurance premium will be
                                           accounted for in the List of
                                           Amendments applicable to the
                                           calendar year in which the error was
                                           discovered. The Ceding Company shall
                                           also check its entire reinsured
                                           portfolio for similar discrepancies.

                                  3. Any other failure of either party to comply with any provision of this Agreement, if shown to be unintentional and the result of misunderstanding or oversight, shall be corrected by restoring both parties to the positions they would have occupied had no such error or oversight occurred.

Article XIV
Inspection of Records             Reinsurer shall have the right, at any
                                  reasonable time, to inspect, at the office of the Ceding Company, all books, records and documents relating to the reinsurance under this Agreement.

Article XV
Insolvency                        1.       In the event of insolvency of the
                                           Ceding Company, all reinsurance shall
                                           be payable directly to the
                                           liquidator, receiver or statutory
                                           successor of said Ceding Company,
                                           without diminution because of the
                                           insolvency of the Ceding Company.

                                  2.       In the event of insolvency of the
                                           Ceding Company, the liquidator,
                                           receiver or statutory successor
                                           shall give Reinsurer written notice
                                           of the pendency of a claim on a
                                           policy reinsured hereunder within a
                                           reasonable time after such claim is
                                           filed in the insolvency proceeding.
                                           During the pendency of any such
                                           claim, Reinsurer may investigate
                                           such claim and interpose in the name
                                           of the Ceding Company (its
                                           liquidator, receiver or statutory
                                           successor), but at its own expense,
                                           in the proceeding where such claim
                                           is to be adjudicated, any defense or
                                           defenses which Reinsurer may deem
                                           available to the Ceding Company or
                                           its liquidator, receiver or
                                           statutory successor.

                                  3.       The expense thus incurred by
                                           Reinsurer shall be chargeable,
                                           subject to court approval, against
                                           the Ceding Company as part of the
                                           expense of it liquidation to the
                                           extent of a proportionate share of
                                           the benefit which may accrue to the
                                           Ceding Company solely as a result of
                                           the defense undertaken by Reinsurer.
                                           Where two r more reinsures are
                                           participating in the same claim and
                                           a majority in
                                           interest elect to interpose a defense
                                           or defenses to any such claim, the
                                           expense shall be apportioned in
                                           accordance with the terms of the
                                           respective reinsurance agreements as
                                           though such expense had been
                                           incurred by the Ceding Company.

                                  4.       In the event of insolvency of the
                                           CEDING COMPANY, the arbitration
                                           provisions of this agreement shall
                                           also be subject to the laws of the
                                           State of Colorado.

Article XVI
Arbitration                       1.       All disputes and differences between
                                           the two contracting parties upon
                                           which an amicable understanding
                                           cannot be reached are to be decided
                                           by arbitration. The arbitrators shall
                                           regard this Agreement rather from the
                                           standpoint of practical business and
                                           equity than from that of the strict
                                           law, for the purpose of carrying out
                                           its evident intent.

                                  2.       The court of arbitration, which is
                                           to be held in the city in which the
                                           Executive office of the Ceding
                                           Company is located, shall consist of
                                           three arbitrators who must be
                                           executive officers of life insurance
                                           companies, other than the two
                                           parties to this Agreement, familiar
                                           with the reinsurance  business. One
                                           of the arbitrators is to be
                                           appointed by the Ceding Company, the
                                           second by Reinsurer, and the third
                                           is to be selected by these two
                                           representatives before the beginning
                                           of the arbitration. Should the two
                                           arbitrators be unable to agree upon
                                           the choice of a third, the
                                           appointment shall be left to the
                                           President of the American Council of
                                           Life Insurance. or its successor
                                           organization.

                                  3.       The arbitrators shall decide by a
                                           majority of votes and from their
                                           written decision there can be no
                                           appeal.  The cost of arbitration,
                                           including the fees of the
                                           arbitrators, shall be borne by the
                                           losing party unless the arbitrators
                                           shall decide otherwise.

Article XVII
Parties to Agreement
Colorado Law                      This is an agreement solely between the
                                  Ceding Company and Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between Reinsurer and the insured or the beneficiary under any policy of the Ceding Company which may be reinsured hereunder.

                                  All provisions of this reinsurance agreement other than the arbitration provisions are subject to the laws of the State of Colorado.

                                  Reinsurer agrees to maintain continuous
                                  qualification as a reinsurer in the State of Colorado during the continuance of any insurance contracts under this Agreement.

Article XVIII
Duration of Agreement:
Termination                       1.       This Agreement shall be unlimited as
                                           to its duration, but may be
                                           terminated at any time, for new
                                           reinsurance only, by either party
                                           giving not less than ninety (90) days
                                           notice of termination in writing
                                           to the other party and the Colorado
                                           Insurance Department by registered
                                           mail stating the Termination Date.
                                           Reinsurer shall continue to accept
                                           reinsurance during the ninety (90)
                                           days aforesaid and shall remain
                                           liable on all reinsurance already
                                           placed in force under the terms of
                                           this Agreement until such contracts
                                           are terminated between the original
                                           insured and the Ceding Company.

                                  2.       In the event of non-payment of any
                                           amounts due hereunder by either
                                           party within three (3) months of the
                                           respective due dates, except as
                                           provided by Article XIII Errors and
                                           Omissions, Paragraph 2, the other
                                           party shall have the right to cancel
                                           all reinsurance in force under this
                                           Agreement by giving thirty (30) days
                                           written notice. Payment of the
                                           amounts due, with interest according
                                           to Article XII Accounting, Paragraph
                                           5, during such thirty (30) days will
                                           nullify the cancellation.

Article XIX
Effective Date;
Execution                         The said Citizens Insurance Company of
                                  America, Denver, Colorado, and the said
                                  Reinsurer, declare that this Agreement and all its terms shall be effective as of January 1, 1995, and shall apply to eligible policies applied for on and after such date, notwithstanding that such policies may have been backdated for up to six (6) months to save age. In witness whereof they have by their respective officers executed and delivered this Agreement in duplicate.



                                       Citizens Insurance Company of America

                                       By:/s/ Roby Dollar
                                          ------------------------------------
                                       Title: President
                                       Date: October 4, 1994


                                       Riunione Adriatica di Sicurta', S.p.A.
                                       By:/s/ Lino Loer
                                          ------------------------------------
                                       Title: Manager
                                       Date: October 4, 1994

                                   Exhibit 1

                            SAR Reinsurance Premiums


1. Reinsurance premiums under this Agreement for the first calendar year (from the effective date of the policy to the net December 31) are, with certain exceptions noted below, zero.

2. Life reinsurance premiums for standard risks shall be calculated by multiplying the Net Amount at Risk reinsured during the calendar year by the appropriate premium rate for such year from the appropriate schedule shown in this Exhibit:

                 Age Nearest Birthday              SAR NR ANB
                 Age Last Birthday                 SAR NR ALB

         Rates for females shall be in accordance with the respective rate schedule applicable.

3. Life reinsurance premiums for substandard risks accepted subject to a Table Rating shall be calculated by multiplying the corresponding standard risk life reinsurance premiums by the appropriate Mortality Factor from the table:

                 Table Rating                      Mortality Factor**
                 ------------                      --------- ------

                 A        (1)                               1.25
                 AA       (1 1/2)                           1.375
                 B        (2)                               1.50
                 BB       (2 1/2)                           1.625
                 C        (3)                               1.75
                 D        (4)                               2.00
                 E        (5)                               2.25
                 F        (6)                               2.50
                 G        (7)                               2.75
                 H        (8)                               3.00
                 I        (9)                               3.25
                 J        (10)                              3.50
                 L        (12)                              4.00
                 P        (16)                              5.00

** Substandard reinsurance premiums for the second calendar year only shall be 150% of the premiums calculated from the table.

                                   Exhibit I
                                  (continued)

4. Life reinsurance premiums for substandard risks accepted subject to a flat extra premium shall be the sum of

         a. The applicable standard or substandard reinsurance premiums, calculated from Paragraphs 2 and 3 above, and

         b. The following percentages of the policy annual flat extra premiums applicable to the initial amount of reinsurance hereunder on such risks:

         Term of Flat             Second                    Subsequent
         Extra Premium            Calendar Year             Calendar Years
         -------------            -------------             ---------------
         More than five years     102.5%                        90%
         Five years or less       135.0%                        90%

5. Reinsurance premiums for Waiver of Premium Disability benefits payable for the second and later calendar years shall be equal to 90% of the policy annual premiums for such benefits applicable to the amount of such benefits reinsured hereunder. If premiums for the Waiver of Premium Disability benefit are automatically included in the gross Life Insurance premiums under any policy reinsurance hereunder, then reinsurance premiums for the Waiver of Premium Disability benefit, for second and later calendar years, shall be 100% of the Ceding Company's net annual premiums for the reinsured amount of such benefit.

6. For standard risks only, the reinsurance premium for the excess over $1,500,000 on any one life reinsured under this Agreement for the first calendar year (from the effective date of the policy to the net December 31) shall be based on the second calendar year rate for the issue age. Such first year premium shall be prorated over the year of issue as follows:

                 First year prorated premium = n/360 (tabular rate), where n is the number of days from the issue date to December 31, assuming 30-day months, and the tabular rate is the second calendar-year rate for the age at issue.

7. The Life reinsurance premiums for reinsurance of Joint Whole Life policies at Standard or Substandard rates shall for each insured be 85% of the premium applicable for an individual life shown in Exhibit I of the Agreement. Such rate shall be applied to the Net Amount at Risk for each individual.

         In case of reinsurance under a Joint Whole Life Policy where the Joint Insureds die simultaneously or within 60 days of each other, thus requiring the Ceding Company to pay twice the amount of Life Insurance insured under the Joint Whole Life Policy, Reinsurer shall for each of the joint lives reinsured pay the net amount at risk plus 50% of the terminal reserve used in calculating the net amount at risk in accordance with Article IV, Paragraph 1, relating to the amount reinsured on the respective life.

          Self-Administered Automatic Reinsurance Premiums Per $1,000

Standard            Non-Refund         Age Last Birthday          Appendix 2

                          Calender Year
Issue
Age  1        2       3        4       5        6       7        8       9
0    0.00    3.41     1.65    1.34     1.19    1.10     1.04    0.99     0.95
1    0.00    1.65     1.34    1.19     1.10    1.04     0.99    0.95     0.91
2    0.00    1.34     1.19    1.10     1.04    0.99     0.95    0.91     0.90
3    0.00    1.19     1.10    1.04     0.99    0.95     0.91    0.90     0.90
4    0.00    1.10     1.04    0.99     0.95    0.91     0.90    0.90     0.94
5    0.00    1.04     0.99    0.95     0.91    0.90     0.90    0.94     1.03
6    0.00    0.99     0.95    0.91     0.90    0.90     0.94    1.03     1.17
7    0.00    0.95     0.91    0.90     0.90    0.94     1.03    1.17     1.34
8    0.00    0.91     0.90    0.90     0.94    1.03     1.17    1.34     1.52
9    0.00    0.90     0.90    0.94     1.03    1.17     1.34    1.52     1.69
10   0.00    0.90     0.94    1.03     1.17    1.34     1.52    1.69     1.84
11   0.00    0.94     1.03    1.17     1.34    1.52     1.69    1.84     1.94
12   0.00    1.12     1.23    1.37     1.53    1.68     1.82    1.93     1.98
13   0.00    1.36     1.46    1.57     1.70    1.81     1.89    1.96     1.99
14   0.00    1.53     1.62    1.70     1.81    1.89     1.93    1.96     1.97
15   0.00    1.64     1.71    1.78     1.86    1.91     1.93    1.93     1.93
16   0.00    1.69     1.76    1.81     1.87    1.90     1.89    1.89     1.88
17   0.00    1.70     1.77    1.82     1.86    1.87     1.85    1.84     1.83
18   0.00    1.67     1.74    1.78     1.81    1.81     1.79    1.78     1.77
19   0.00    1.60     1.67    1.71     1.74    1.73     1.71    1.70     1.71
20   0.00    1.52     1.58    1.64     1.65    1.64     1.63    1.63     1.65
21   0.00    1.44     1.51    1.57     1.58    1.57     1.57    1.58     1.62
22   0.00    1.38     1.45    1.52     1.53    1.52     1.53    1.56     1.61
23   0.00    1.33     1.42    1.49     1.50    1.49     1.52    1.56     1.62
24   0.00    1.29     1.39    1.46     1.47    1.48     1.51    1.57     1.64
25   0.00    1.26     1.37    1.45     1.47    1.48     1.53    1.60     1.70
26   0.00    1.25     1.37    1.45     1.48    1.51     1.57    1.66     1.78
27   0.00    1.27     1.39    1.48     1.51    1.57     1.64    1.76     1.90
28   0.00    1.32     1.43    1.53     1.58    1.65     1.74    1.87     2.05
29   0.00    1.37     1.49    1.59     1.66    1.72     1.79    1.89     2.04
30   0.00    1.43     1.56    1.67     1.76    1.82     1.85    1.93     2.07
31   0.00    1.49     1.63    1.76     1.88    1.96     2.01    2.12     2.29
32   0.00    1.54     1.69    1.86     2.00    2.11     2.19    2.33     2.52
33   0.00    1.57     1.76    1.95     2.13    2.27     2.38    2.55     2.77
34   0.00    1.60     1.83    2.06     2.28    2.44     2.59    2.79     3.04


Standard            Non-Refund         Age Last Birthday          Appendix 2

                          Calender Year
Issue                                                           Attained
Age   10       11      12       13       14      15       16+     Age
0     0.91     0.90    0.91     0.96    1.06     1.21    1.39       15
1     0.90     0.90    0.95     1.05    1.20     1.39    1.59       16
2     0.90     0.94    1.04     1.19    1.38     1.58    1.77       17
3     0.94     1.04    1.18     1.37    1.56     1.76    1.92       18
4     1.03     1.18    1.36     1.55    1.74     1.91    2.03       19
5     1.17     1.35    1.54     1.73    1.89     2.02    2.07       20
6     1.34     1.53    1.71     1.88    2.00     2.06    2.05       21
7     1.52     1.69    1.86     1.98    2.04     2.04    2.02       22
8     1.69     1.84    1.96     2.02    2.02     2.01    1.99       23
9     1.84     1.95    2.00     2.00    1.99     1.98    1.97       24
10    1.94     1.98    1.98     1.97    1.96     1.96    1.95       25
11    1.97     1.96    1.95     1.94    1.94     1.94    1.93       26
12    1.97     1.94    1.94     1.94    1.94     1.94    1.93       27
13    1.97     1.94    1.93     1.94    1.95     1.96    1.98       28
14    1.95     1.92    1.91     1.93    1.96     2.00    2.03       29
15    1.91     1.88    1.88     1.92    1.98     2.03    2.09       30
16    1.86     1.84    1.85     1.91    1.98     2.05    2.13       31
17    1.82     1.81    1.83     1.90    1.97     2.06    2.15       32
18    1.77     1.78    1.81     1.89    1.97     2.08    2.19       33
19    1.73     1.75    1.80     1.89    2.00     2.12    2.26       34
20    1.69     1.73    1.80     1.91    2.04     2.20    2.86       35
21    1.67     1.73    1.83     1.96    2.12     2.30    2.50       36
22    1.67     1.76    1.88     2.04    2.23     2.44    2.67       37
23    1.70     1.81    1.96     2.15    2.37     2.62    2.89       38
24    1.74     1.88    2.06     2.29    2.55     2.84    3.14       39
25    1.82     1.97    2.18     2.44    2.74     3.08    3.42       40
26    1.92     2.10    2.34     2.63    2.96     3.34    3.72       41
27    2.06     2.27    2.54     2.86    3.23     3.63    4.05       42
28    2.24     2.47    2.78     3.13    3.53     3.97    4.43       43
29    2.22     2.46    2.80     3.18    3.61     4.09    4.72       44
30    2.22     2.48    2.85     3.27    3.73     4.25    5.05       45
31    2.48     2.77    3.19     3.64    4.14     4.71    5.56       46
32    2.75     3.08    3.54     4.04    4.61     5.24    6.15       47
33    3.03     3.41    3.92     4.49    5.14     5.85    6.84       48
34    3.34     3.77    4.33     4.99    5.73     6.55    7.63       49

      Female Rates:   Ages 0-10 same as male rates ages 0-10; ages 11-14
                          same as male rate age 10;

           Ages 15 & over same as male rates ages 4 years younger.

          Self-Administered Automatic Reinsurance Premiums Per $1,000


    Standard             Non-Refund           Age Last Birthday      Appendix 2


                                  Calender Year
Issue
Age  1        2       3        4       5        6       7        8       9
35   0.00    1.64     1.91    2.18     2.44    2.64     2.83    3.06     3.33
36   0.00    1.70     2.02    2.34     2.63    2.87     3.10    3.36     3.67
37   0.00    1.80     2.17    2.53     2.85    3.13     3.41    3.71     4.06
38   0.00    1.94     2.36    2.76     3.11    3.43     3.76    4.10     4.49
39   0.00    2.10     2.57    3.02     3.39    3.76     4.15    4.53     4.97
40   0.00    2.28     2.80    3.29     3.70    4.12     4.57    4.99     5.49
41   0.00    2.45     3.04    3.58     4.03    4.50     5.01    5.48     6.03
42   0.00    2.62     3.27    3.87     4.37    4.89     5.46    5.99     6.58
43   0.00    2.78     3.50    4.17     4.74    5.30     5.92    6.51     7.14
44   0.00    2.95     3.73    4.48     5.12    5.73     6.40    7.06     7.72
45   0.00    3.12     3.98    4.81     5.52    6.20     6.93    7.67     8.36
46   0.00    3.31     4.26    5.17     5.96    6.70     7.52    8.35     9.09
47   0.00    3.52     4.58    5.57     6.42    7.25     8.21    9.15     9.96
48   0.00    3.74     4.93    6.00     6.89    7.85     9.00   10.07    10.96
49   0.00    3.99     5.31    6.46     7.38    8.48     9.85   11.06    12.05
50   0.00    4.25     5.71    6.95     7.92    9.15    10.73   12.09    13.18
51   0.00    4.52     6.13    7.48     8.51    9.85    11.62   13.13    14.31
52   0.00    4.78     6.55    8.03     9.13   10.54    12.47   14.11    15.38
53   0.00    5.04     6.95    8.60     9.78   11.24    13.27   15.02    16.37
54   0.00    5.31     7.37    9.19    10.47   11.97    14.08   15.94    17.37
55   0.00    5.65     7.90    9.93    11.33   12.85    15.04   17.00    18.54
56   0.00    6.11     8.57   10.87    12.41   13.97    16.20   18.28    19.97
57   0.00    6.66     9.37   11.99    13.74   15.29    17.50   19.69    21.62
58   0.00    7.31    10.31   13.33    15.32   16.83    18.92   21.22    23.45
59   0.00    8.05    11.36   14.82    17.09   18.54    20.49   22.87    25.46
60   0.00    8.89    12.53   16.42    18.99   20.43    22.25   24.71    27.69
61   0.00    9.86    13.83   18.11    20.99   22.49    24.25   26.82    30.16
62   0.00    1098    15.25   19.79    22.96   24.67    26.50   29.18    32.84


    Standard             Non-Refund           Age Last Birthday      Appendix 2


                                  Calender Year
Issue                                                           Attained
Age   10       11      12       13       14      15       16+     Age
35    3.68     4.15    4.79     5.53    6.36     7.28    8.47       50
36    4.06     4.58    5.28     6.09    7.00     8.01    9.30       51
37    4.49     5.06    5.82     6.69    7.68     8.78   10.17       52
38    4.97     5.59    6.41     7.37    8.44     9.65   11.15       53
39    5.49     6.16    7.06     8.12    9.32    10.65   12.29       54
40    6.04     6.76    7.77     8.97   10.33    11.84   13.63       55
41    6.62     7.41    8.53     9.90   11.46    13.17   15.14       56
42    7.22     8.07    9.32    10.87   12.63    14.57   16.75       57
43    7.81     8.74   10.12    11.86   13.84    16.01   18.43       58
44    8.43     9.45   10.97    12.89   15.10    17.51   20.16       59
45    9.12    10.23   11.89    14.00   16.42    19.08   21.98       60
46    9.92    11.12   12.93    15.24   17.90    20.81   23.98       61
47   10.86    12.17   14.13    16.68   19.60    22.81   26.26       62
48   11.96    13.37   15.49    18.32   21.56    25.11   28.87       63
49   13.16    14.68   16.98    20.12   23.73    27.66   31.75       64
50   14.42    16.06   18.57    22.05   26.06    30.40   34.86       65
51   15.69    17.49   20.22    24.06   28.49    33.27   38.16       66
52   16.89    18.87   21.87    26.10   30.98    36.25   41.59       67
53   18.03    20.21   23.50    28.13   33.47    39.24   45.09       68
54   19.17    21.59   25.18    30.21   36.00    42.28   48.64       69
55   20.53    23.17   27.06    32.53   38.85    45.71   52.67       70
56   22.21    25.13   29.31    35.24   42.19    49.75   57.38       71
57   24.15    27.49   32.12    38.43   45.94    54.21   62.55       72
58   26.33    30.16   35.43    42.27   50.21    59.08   68.17       73
59   28.74    33.14   39.12    46.72   55.33    64.71   74.40       74
60   31.41    36.44   43.24    51.71   61.31    71.48   81.89       75
61   34.39    40.12   47.79    57.25   67.99    79.31   90.78       76
62   37.65    44.14   52.76    63.35   75.36    87.99  100.67       77


      Female Rates:   Ages 0-10 same as male rates ages 0-10; ages 11-14
                          same as male rate age 10;

            Ages 15 & over same as male rates ages 4 years younger.

          Self-Administered Automatic Reinsurance Premiums Per $1,000

       Standard       Non-Refund      Age Last Birthday            Appendix 2


                                       Calender Year
Issue
Age  1        2       3        4       5        6       7        8       9
63   0.00   12.24   16.78    21.44   24.89    26.95   28.98    31.77   35.71
64   0.00   13.65   18.45    23.17   26.91    29.42   31.74    34.66   38.85
65   0.00   15.19   20.30    25.11   29.18    32.19   34.85    37.94   42.42
66   0.00   16.86   22.36    27.37   31.84    35.38   38.41    41.73   46.56
67   0.00   18.67   24.63    29.96   34.90    39.00   42.45    46.07   51.30
68   0.00   20.63   27.14    32.89   38.36    43.04   46.96    50.94   56.65
69   0.00   22.73   29.91    36.25   42.34    47.60   52.02    56.44   62.74
70   0.00   24.78   32.71    39.83   46.61    52.38   57.26    62.19   69.12















       Standard       Non-Refund      Age Last Birthday            Appendix 2


                                       Calender Year
Issue                                                           Attained
Age   10       11      12       13       14      15       16+      Age
63   41.16   48.50    58.13   69.97    83.41   97.49   111.52       78
64   45.01   53.26    63.95   77.10    92.01  107.63   123.12       79
65   49.34   58.57    70.32   84.74   101.11  118.25   135.26       80
66   54.29   64.54    77.41   93.12   110.96  129.67   148.26       81
67   59.89   71.20    85.26  102.30   121.79  142.18   162.49       82
68   66.13   78.56    93.96  112.73   134.01  156.33   178.48       83
69   73.14   86.73   103.68  124.51   148.10  172.69   196.76       84
70   80.40   95.06   113.60  136.70   162.80  189.74   217.22       85
                                                       237.80       86
                                                       258.16       87
                                                       278.86       88
                                                       297.29       89
                                                       311.99       90
                                                       324.11       91
                                                       337.40       92
                                                       356.94       93
                                                       383.45       94
                                                       409.92       95
                                                       431.40       96
                                                       451.12       97
                                                       471.61       98
                                                       492.50       99



      Female Rates:   Ages 0-10 same as male rates ages 0-10; ages 11-14
                          same as male rate age 10;

            Ages 15 & over same as male rates ages 4 years younger.

          Self-Administered Automatic Reinsurance Premiums Per $1,000

   Standard            Non-Refund         Age Nearest Birthday       Appendix 2


                                 Calender Year
Issue
Age  1        2       3        4       5        6       7        8       9
0    0.00    4.96     1.86    1.43     1.24    1.13     1.07    1.01     0.97
1    0.00    1.86     1.43    1.24     1.13    1.07     1.01    0.97     0.92
2    0.00    1.43     1.24    1.13     1.07    1.01     0.97    0.92     0.90
3    0.00    1.24     1.13    1.07     1.01    0.97     0.92    0.90     0.89
4    0.00    1.13     1.07    1.01     0.97    0.92     0.90    0.89     0.90
5    0.00    1.07     1.01    0.97     0.92    0.90     0.89    0.90     0.97
6    0.00    1.01     0.97    0.92     0.90    0.89     0.90    0.97     1.09
7    0.00    0.97     0.92    0.90     0.89    0.90     0.97    1.09     1.25
8    0.00    0.92     0.90    0.89     0.90    0.97     1.09    1.25     1.43
9    0.00    0.90     0.89    0.90     0.97    1.09     1.25    1.43     1.60
10   0.00    0.89     0.90    0.97     1.09    1.25     1.43    1.60     1.77
11   0.00    0.90     0.97    1.09     1.25    1.43     1.60    1.77     1.90
12   0.00    0.97     1.09    1.25     1.43    1.60     1.77    1.90     1.97
13   0.00    1.26     1.36    1.48     1.63    1.76     1.86    1.95     1.99
14   0.00    1.46     1.55    1.65     1.77    1.86     1.92    1.97     1.98
15   0.00    1.60     1.68    1.75     1.84    1.91     1.94    1.95     1.95
16   0.00    1.67     1.74    1.80     1.87    1.91     1.91    1.91     1.90
17   0.00    1.70     1.77    1.82     1.87    1.89     1.87    1.86     1.85
18   0.00    1.70     1.77    1.81     1.84    1.84     1.82    1.81     1.80
19   0.00    1.64     1.71    1.75     1.78    1.77     1.75    1.74     1.74
20   0.00    1.56     1.62    1.67     1.69    1.68     1.66    1.66     1.67
21   0.00    1.47     1.54    1.60     1.61    1.60     1.59    1.60     1.63
22   0.00    1.40     1.47    1.53     1.55    1.54     1.54    1.56     1.61
23   0.00    1.35     1.43    1.50     1.51    1.50     1.52    1.56     1.61
24   0.00    1.31     1.40    1.47     1.48    1.48     1.51    1.56     1.62
25   0.00    1.27     1.37    1.45     1.46    1.47     1.51    1.58     1.66
26   0.00    1.25     1.36    1.44     1.47    1.49     1.54    1.62     1.73
27   0.00    1.25     1.37    1.45     1.48    1.53     1.60    1.70     1.83
28   0.00    1.29     1.41    1.50     1.54    1.60     1.68    1.81     1.97
29   0.00    1.34     1.45    1.55     1.61    1.69     1.80    1.93     2.12
30   0.00    1.40     1.52    1.62     1.70    1.75     1.78    1.84     1.96
31   0.00    1.46     1.59    1.71     1.81    1.88     1.92    2.02     2.17


   Standard            Non-Refund         Age Nearest Birthday       Appendix 2


                                 Calender Year
Issue                                                          Attained
Age 10       11      12       13       14      15       16+      Age
0   0.92     0.90    0.90     0.92    0.99     1.12    1.29       15
1   0.90     0.89    0.91     0.99    1.12     1.29    1.49       16
2   0.89     0.91    0.98     1.11    1.28     1.48    1.68       17
3   0.90     0.97    1.10     1.27    1.47     1.67    1.85       18
4   0.97     1.10    1.26     1.46    1.65     1.84    1.99       19
5   1.09     1.25    1.45     1.64    1.82     1.98    2.07       20
6   1.25     1.44    1.63     1.81    1.96     2.06    2.07       21
7   1.43     1.61    1.79     1.94    2.04     2.06    2.03       22
8   1.60     1.77    1.92     2.02    2.04     2.02    2.00       23
9   1.77     1.91    2.00     2.02    2.00     1.99    1.98       24
10  1.90     1.98    2.00     1.98    1.97     1.97    1.96       25
11  1.97     1.98    1.96     1.95    1.95     1.95    1.94       26
12  1.97     1.94    1.93     1.93    1.93     1.93    1.91       27
13  1.97     1.94    1.94     1.94    1.94     1.94    1.95       28
14  1.96     1.93    1.92     1.93    1.95     1.98    2.00       29
15  1.93     1.90    1.90     1.93    1.97     2.01    2.05       30
16  1.88     1.85    1.86     1.91    1.98     2.05    2.12       31
17  1.84     1.83    1.84     1.90    1.97     2.05    2.13       32
18  1.79     1.79    1.82     1.89    1.96     2.06    2.16       33
19  1.75     1.76    1.80     1.88    1.98     2.09    2.21       34
20  1.70     1.73    1.79     1.89    2.01     2.15    2.30       35
21  1.67     1.72    1.81     1.93    2.07     2.24    2.42       36
22  1.66     1.74    1.85     1.99    2.16     2.36    2.57       37
23  1.68     1.77    1.91     2.09    2.29     2.52    2.77       38
24  1.71     1.84    2.00     2.21    2.45     2.72    3.00       39
25  1.77     1.91    2.11     2.36    2.64     2.95    3.27       40
26  1.86     2.03    2.25     2.52    2.84     3.20    3.56       41
27  1.98     2.17    2.42     2.73    3.08     3.47    3.87       42
28  2.14     2.36    2.65     2.99    3.37     3.79    4.23       43
29  2.33     2.58    2.91     3.27    3.68     4.14    4.62       44
30  2.10     2.34    2.69     3.09    3.53     4.03    4.81       45
31  2.34     2.62    3.01     3.44    3.92     4.46    5.29       46



      Female Rates:   Ages 0-10 same as male rates ages 0-10; ages 11-14
                          same as male rate age 10;

            Ages 15 & over same as male rates ages 4 years younger.

          Self-Administered Automatic Reinsurance Premiums Per $1,000


     Standard            Non-Refund       Age Nearest Birthday       Appendix 2


                               Calender Year
Issue
Age  1        2       3        4       5        6       7        8       9
32   0.00    1.52     1.66    1.81     1.94    2.03     2.10    2.22     2.40
33   0.00    1.55     1.72    1.90     2.06    2.18     2.28    2.43     2.64
34   0.00    1.58     1.79    2.00     2.20    2.35     2.48    2.66     2.90
35   0.00    1.61     1.86    2.11     2.35    2.53     2.70    2.91     3.17
36   0.00    1.66     1.95    2.25     2.52    2.75     2.95    3.20     3.49
37   0.00    1.74     2.08    2.42     2.73    2.99     3.24    3.52     3.85
38   0.00    1.86     2.25    2.63     2.97    3.27     3.57    3.90     4.26
39   0.00    2.01     2.46    2.88     3.24    3.59     3.95    4.30     4.72
40   0.00    2.19     2.68    3.15     3.54    3.93     4.35    4.75     5.22
41   0.00    2.36     2.92    3.43     3.86    4.30     4.78    5.23     5.75
42   0.00    2.53     3.15    3.72     4.19    4.69     5.23    5.73     6.30
43   0.00    2.70     3.38    4.02     4.55    5.08     5.68    6.25     6.85
44   0.00    2.86     3.61    4.32     4.92    5.51     6.15    6.77     7.42
45   0.00    3.03     3.85    4.63     5.31    5.95     6.65    7.35     8.02
46   0.00    3.21     4.11    4.98     5.73    6.44     7.21    7.98     8.70
47   0.00    3.41     4.41    5.36     6.18    6.96     7.83    8.71     9.48
48   0.00    3.62     4.74    5.78     6.65    7.54     8.58   9.587    10.43
49   0.00    3.86     5.11    6.22     7.12    8.15     9.41   10.55    11.49
50   0.00    4.11     5.50    6.69     7.64    8.80    10.29   11.57    12.61
51   0.00    4.38     5.92    7.20     8.20    9.49    11.17   12.61    13.75
52   0.00    4.65     6.34    7.75     8.81   10.20    12.06   13.64    14.87
53   0.00    4.91     6.75    8.31     9.45   10.88    12.87   14.57    15.88
54   0.00    5.17     7.15    8.88    10.10   11.59    13.67   15.47    16.86
55   0.00    5.45     7.59    9.50    10.83   12.34    14.49   16.40    17.87
56   0.00    5.85     8.20   10.36    11.82   13.36    15.58   17.60    19.20
57   0.00    6.36     8.93   11.37    13.00   14.57    16.81   18.95    20.74
58   0.00    6.96    9.811   12.61    14.47   16.01    18.18   20.43    22.49
59   0.00    7.65    10.80   14.04    16.16   17.64    19.66   22.00    24.40
60   0.00    8.44    11.91   15.59    18.01   19.44    21.31   23.73    26.51
61   0.00    9.34    13.15   17.25    19.97   21.42    23.18   25.69    28.86
62   0.00   10.38    14.51   18.97    22.00   23.56    25.31   27.94    31.46


  Standard        Non-Refund     Age Nearest Birthday     Appendix 2


                               Calender Year
Issue                                                           Attained
Age  10       11      12       13       14      15       16+      Age
     C>
32   2.61     2.92    3.36     3.83    4.36     4.95    5.83       47
33   2.88     3.24    3.72     4.25    4.85     5.52    6.47       48
34   3.18     3.58    4.11     4.73    5.42     6.18    7.21       49
35   3.50     3.95    4.55     5.25    6.04     6.91    8.05       50
36   3.85     4.35    5.02     5.80    6.67     7.64    8.89       51
37   4.26     4.81    5.53     6.37    7.32     8.37    9.71       52
38   4.71     5.31    6.10     7.01    8.04     9.19   10.63       53
39   5.22     5.86    6.71     7.72    8.84    10.10   11.67       54
40   5.76     6.45    7.40     8.52   9.793    11.20   12.90       55
41   6.32     7.07    8.13     9.42   10.87    12.47   14.35       56
42   6.92     7.74    8.92    10.38   12.04    13.86   15.93       57
43   7.51     8.40   9.712    11.35   13.22    15.27   17.57       58
44   8.11     9.08   10.53    12.36   14.46    16.75   19.28       59
45   8.75    9.823   11.40    13.42   15.73    18.26   21.04       60
46   9.49    10.64   12.37    14.58   17.11    19.89   22.92       61
47   0.34    11.60   13.48    15.90   18.68    21.73   25.03       62
48   1.38    12.74   14.77    17.45   20.52    23.89   27.49       63
49   2.54    14.00   16.21    19.18   22.60    26.33   30.25       64
50   3.78    15.35   17.75    21.06   24.86    28.98   33.24       65
51   5.06    16.77   19.38    23.04   27.26    31.81   36.48       66
52   6.32    18.20   21.05    25.08   29.72    34.73   39.83       67
53   7.46    19.54   22.68    27.12   32.24    37.76   43.35       68
54   8.59    20.88   24.31    29.14   34.70    40.72   46.82       69
55   9.75    22.30   26.05    31.27   37.30    43.83   50.46       70
56   1.31    24.04   28.06    33.78   40.40    47.59   54.87       71
57   3.11    26.22   30.56    36.69   43.98    51.90   59.88       72
58   5.18    28.75   33.68    40.17   47.89    56.52   65.22       73
59   7.47    31.57   37.17    44.36   52.52    61.64   71.12       74
60   0.00    34.70   41.07    49.07   58.14    67.77   77.67       75
61   2.82    38.18   45.40    54.34   64.48    75.19   86.10       76
62   5.96    42.05   50.18    60.16   71.49    83.42   95.46       77


      Female Rates:   Ages 0-10 same as male rates ages 0-10; ages 11-14
                          same as male rate age 10;

            Ages 15 & over same as male rates ages 4 years younger.

          Self-Administered Automatic Reinsurance Premiums Per $1,000


       Standard         Non-Refund        Age Nearest Birthday    Appendix 2


                              Calender Year
Issue
Age  1        2       3        4       5        6       7        8       9
63   0.00   11.57   15.98    20.61   23.92    25.78   27.68    30.41   34.22
64   0.00   12.91   17.57    22.27   25.86    28.12   30.28    33.13   37.19
65   0.00   14.38   19.32    24.07   27.96    30.72   33.20    36.19   40.51
66   0.00   15.99   21.27    26.14   30.39    33.66   36.50    39.69   44.33
67   0.00   17.72   23.44    28.59   33.28    37.09   40.32    43.77   48.79
68   0.00   19.61   25.82    31.11   36.52    40.90   44.58    48.36   53.81
69   0.00   21.64   28.45    34.44   40.20    45.17   49.34    53.51   59.49
70   0.00   23.82   31.36    38.05   44.48    50.03   54.70    59.37   65.98



       Standard         Non-Refund        Age Nearest Birthday    Appendix 2


                              Calender Year
Issue                                                            Attained
Age   10       11      12       13       14      15       16+      Age
63   39.33   46.23    55.34   66.53    79.23   92.56   105.88       78
64   42.98   50.76    60.91   73.41    87.58  102.42   117.16       79
65   47.04   55.76    66.98   80.78   96.441  112.83   129.07       80
66   51.64   61.37    73.66   88.70   105.78  123.67   141.44       81
67   56.94   67.70    81.15  97.540   116.13  135.66   155.08       82
68   62.83   74.69    89.37  107.21   127.44  148.69   169.89       83
69   69.42   82.43    98.55  118.25   140.58  163.96   187.07       84
70   76.86   91.03   108.80  130.77   155.62  181.41   206.44       85
                                                       227.99       86
                                                       247.60       87
                                                       268.72       88
                                                       289.00       89
                                                       305.57       90
                                                       318.41       91
                                                       329.80       92
                                                       344.99       93
                                                       368.89       94
                                                       398.01       95
                                                       421.82       96
                                                       440.97       97
                                                       461.26       98
                                                       481.96       99

      Female Rates:   Ages 0-10 same as male rates ages 0-10; ages 11-14
                          same as male rate age 10;

            Ages 15 & over same as male rates ages 4 years younger.

                                   Exhibit II

                     Retention Limits of the Ceding Company

The retention limits of the Ceding Company on any one life for the benefits reinsured hereunder are as follows:

                                 Life Insurance


         Issue
         Ages          Standard                       Substandard
         -----         --------                       -----------
                                          Tables 1                  Tables 5
                                          through 4                 through 16
                                          ---------                 ----------
         All
         Ages             75,000           75,000                   None to be
                                                                    accepted

Minimum Cession:          $1,000


                      Waiver of Premium Disability Benefits

                           Same as for Life Insurance

                            Accidental Death Benefits

                                      None

                                  Exhibit III

                         Limits and Special Conditions
                              for the First Excess
1.       Overall Limits

Automatic coverage of any risk for Life Insurance with or without Waiver of Premium Disability benefits shall be granted under this Agreement only if, according to the Ceding Company's papers, the overall sum in force and applied for on the same life with all insurance companies does not exceed 1,500.000 of Life Insurance with or without Waiver of Premium Disability benefits.

2.       First Excess

The First Excess of the Ceding Company to be automatically covered under this Agreement, including previous reinsurance ceded to Reinsurer by the Ceding Company on the same life, is defined as follows:

         a.      Life Insurance

                 1.       Issue ages up to 65 years.

                 2. Standard and Substandard risks rated up to and including Table 16 (500% total mortality) written by the Ceding Company on any U.S. citizen through duly licensed agents contracted with the Ceding Company. Issues also include non-U.S. Citizens in countries stipulated in Appendix I-A.

                 3. United States of America Risks: 600% of the retention of the Ceding Company, but not more than $300,000 on any one life.

                          International Risks: 400% of the retention of the Ceding Company, but not more than $300,000 on any one life.

                          The minimum cession will be $1,000. If the total First Excess is less than such minimum, the Ceding Company will increase its retention to the full amount insured on that life.

         b.      Waiver of Premium Disability benefits

                 Same as for Life insurance, subject to age and substandard issue limits imposed by the Ceding Company on such risks.

3.       Supplementary Benefit Forms

Supplementary benefits to be covered automatically under this Agreement shall be those provided in the following policy forms issued by the Ceding Company:

         a. Waiver of Premium Disability benefits, Form Nos. B11172S, B11372S, B11472S, B11572S, B11972E, B12172E, B12272E.

         b. Increasing Term Death Benefit in amount of Premium Coverage. 100% reinsurance shall be provided for an amount equal to or greater than $5,000 with respect to each person.

         c. No Accidental Death supplemental benefits are covered under this Agreement.

                                   Exhibit IV

                Calculation of the Net Amount at Risk Reinsured

For calculate Net Amount at Risk according to Article IV Plan of Reinsurance, Paragraph 1, the Ceding Company will use the following approximate procedure:

         *       Subtract Tabular Benefit Decreases

         *       Subtract Decreases in Commuted Value

         *       Add Tabular Benefit Increases

         *       Add Built-In Return Premium Benefit Increases

         *       Subtract Accumulated Statutory Mean Reserves

                                   Exhibit V

                            List of Risks Reinsured

The List of Risks Reinsured will be prepared at the beginning of each calendar year in accordance with Article X and will include, for each cession in force at that time, the following information for the applicable reinsurance, in policy number order:

1.       Basic

         a.      Policy Number
         b.      Name of Insured (last name first)
         c.      Plan code
         d.      Sex
         e.      Date of birth (month, day, year)
         f.      Effective date of issue (month, day, year)
         g.      Age at issue
         h. Business code (new, new with issue effective before preceding calendar year, converted, reinstated, unchanged, amended by change of direct policy, amended by recapture).

2.       Life Insurance

         a.      Rating (Table and/or Flat Extra)
         b.      Total Gross Life Amount Insured on this policy
         c.      Amount of First Excess reinsured
         d.      Attained age for the current calendar year
         e. Life Net Amount at Risk reinsured for the current calendar-year
         f.      Life reinsurance Premium for the current calendar year.

3.       Waiver of Premium Disability benefits

         a.      Rating
         b.      Insured Code (Insured, Payor)
         c.      Benefit Code
         d.      Life Amount reinsured for WPD
         e.      WPD reinsurance premium for the current calendar year.

A policy count and subtotals for new issues and renewals along with grand totals should be provided for items in Sub-paragraphs 2d, 2e, 2f, 3d, and 3e.

                                   Exhibit VI

                               List of Amendments

The List of Amendments will be prepared as of the end of each calendar year in accordance with Article XI, and will include, for each cession which is amended during that calendar year because of policy change (Article VII) or because of certain errors and omissions (Article XIII), the following information for the applicable reinsurance:

1.       Basic

         a.      Policy Number
         b.      Name of insured (last name first)
         c.      Sex
         d.      Date of birth (month, day, year)
         e.      Attained age for the calendar year
         f.      Amendment Code
         g.      Effective date of amendment (month, day, year)
         h. Number of days from date of amendment through December 1 of the calendar year (for business amended in the second calendar year not more than 183 days).

2.       Life Insurance

         a.      Rating Table and/or Flat Extra)
         b. Life Net Amount at Risk reinsured on last List of Risks Reinsured or prior to amendment
         c.      New Life Net Amount at Risk reinsured
         d.      Adjustment to life reinsurance premium for the calendar year.

3.       Waiver of Premium Disability benefits

         a.      Rating
         b. Life amount reinsured for WPD on last List of Risks Reinsured or prior to amendment
         c.      New Life amount reinsured for WPD
         d.      Adjustment to WPD reinsurance premium for the calendar year.

A policy count and subtotals by Amendment Code along with a grand total should be provided for items in Sub-paragraphs 2b, 2c, 2d, 3b, 3c, and 3d.

The List of Amendments will also include policies with issue dates in the previous calendar year which failed to appear on the List of Risks Reinsured applicable to the current calendar year.

                                                                      APPENDIX I

                                   CITIZEN'S
                            INTERNATIONAL GUIDELINES

1.       Must be in U.S. Currency.

2.       Minimum issue amount is $50,000

3. Amount over $375,000 will be sent facultative to _______________ and they will consider on an individual basis.

4.       Application and Medical Papers must be written in English or Spanish.

5.       Attending Physician's Statement required on all applicants.

6. Supplemental benefits will be offered only on rider forms that contain special protective exceptions. (see attached examples)

7.       We will not consider applications on:

         A.      Political or Military figures or their families.
         B.      Private pilots or crew members without an aviation exclusion.
         C. Children under the age of 14 for an amount exceeding $150,000. (includes in force and applied for)
         D. Children age 15-20 for an amount exceeding 250,000. (includes in force and applied for)
         E.      Applicant over Age 65.
         F. Applicants with coronary artery disease or insulin dependent diabetic.
         G.      Will not issue with rating over Table four.
         H.      Substandard risks rated higher than Table 4.

8. Medical examinations by an MD. required on all applications. (see other medical requirements attached)

9. We will use appointed examiners or, when available, Embassy Affiliated doctors.

10. Inspection Requirements: Inspection reports are made by investigative firms with H. O. approval.

         Inspection Report required on all amounts.

11. We will keep our full retention on each risk. (In force coverage and current application combined)

Appendix IA

Any of the countries listed below upon mutual agreement between Ceding Company and Reinsurer.

NORTH AMERICA                     Ukraine                Djibouti
                                  Uzbekistan             Egypt
Canada                                                   Equatorial Guinea
                                                         Ethiopia
                                  ASIA                   Gabon
MIDDLE AMERICA                                           Gambia
                                  Afghanistan            Ghana
Antigua and Barbuda               Bahrain                Guinea
Aruba                             Bangladesh             Guinea-Bissau
Anguilla                          Bhutan                 Kenya
Cayman Islands                    Brunei                 Lesotho
British Virgin Islands            Cambodia               Liberia
Montserrat                        China                  Libya
Turks and Caicos Islands          Cyprus, Northern       Madagascar
Cuba                              India                  Malawi
Dominica                          Indonesia              Mali
Guadeloupe                        Iran                   Mauritania
Martinique                        Iraq                   Mauritius
Haiti                             Israel                 Morocco
Nicaragua                         Japan                  Mozambique
St. Kitts and Nevis               Jordan                 Namibia
                                  Korea, North           Niger
                                  Korea, South           Nigeria
SOUTH AMICA                       Kuwait                 Reunion
                                  Laos                   Rwanda
Falkland Islands                  Lebanon                St. Helena
Suriname                          Malaysia               Sao Tome and Principe
                                  Maldives               Senegal
                                  Mongolia               Seychelles
EUROPE                            Myanmar                Sierra Leone
                                  Nepal                  Somalia
Albania                           Oman                   South Africa
Andorra                           Pakistan               Sudan
Armenia                           Gatar                  Swaziland
Azerbaijan                        Saudi Arabia           Tanzania
Belarus                           Sri Lanka              Togo
Bosnia and Herzegovina            Syria                  Tunisia
Bulgaria                          Taiwan                 Uganda
Croatia                           Thailand.              Zaire
Czechoslovakia                    Turkey                 Zambia
Estonia                           United Arab Emirates   Zimbabwe
Georgia                           Vietnam
Gibraltar                         Yemen
Greece                                                   OCEANIA
Hungary
Kazakhstan                        AFRICA                 Fiji
Kyrgyzstan                                               Kiribati
Latvia                            Algeria                Marshall Islands
Lithuania                         Angola                 Micronesia

Malta                     Benin                       Nauru
Macedonia                 Botswana                    Northern Mariana Islands
Moldova                   Burkina Faso                Palau
Monaco                    Burundi                     Papua New Guinea
Poland                    Cameroon                    Pitcairn Islands
Romania                   Cape Verde                  Solomon Islands
Russia                    Central African Republic    Tonga
San Marino                Chad                        Tuvalu
Slovenia                  Comoros                     Vanuatu
Tajikistan                Congo                       Western Samoa
Turkmenistan              Cote D' Ivoire

                                                                     Appendix 1B
--------------------------------------------------------------------------------
                                    RECEIPT
       DO NOT DETACH UNLESS FULL FIRST PREMIUM IS PAID WITH APPLICATION

                                                                      No. 007258


     RECEIVED FROM ___________________________ THE SUM OF $____________ for the
     full first premium specified in the application for insurance in the Citizens Insurance Company of America which bears the same number and date as this receipt. The insurance under the policy for which application is made shall be effective on the date of this receipt or the date of completion of the medical examination (if and when required by the Company) whichever is the later date, if the Proposed insured is on this date in good health and if, in the opinion of the authorized Officers of the Company, at its offices in Austin, Texas, the Proposed insured is a risk insurable and acceptable for insurance under the Company's underwriting rules and practices on the plan of insurance for the amount of insurance and at the premium rate set forth in the application, exclusive of any amendments in the space for "Home Office Endorsement." However, even if the Proposed insured is so insurable and acceptable, the maximum liability of the Company's under this receipt shall be $50,000 or the amount of the application, whichever is the lesser, insurance under this receipt shall terminate upon issuance and delivery to the applicant to the policy applied for. If the Proposed Insured is not now in good health and is not so insurable and acceptable the Company has no liability under this receipt and the above payment will be returned by the Company's check, upon surrender of this receipt. This receipt shall be void if given for check or draft which is not honored on presentation. The Company shall have 60 days from the date of application to consider and act upon said application. Either an affirmative declination of the application by the Company or failure of the Company to offer a policy within such 60 days shall be deemed a declination of the application, and this receipt shall be void as of the date of such declination.

     DATE: ______, 19____ AGENTS SIGNATURE _________________________
--------------------------------------------------------------------------------

P.O. BOX 149151, AUSTIN, TEXAS 78714-9151                TELEPHONE: 512-837-7100

--------------------------------------------------------------------------------
      AGREEMENT CONTAINED IN APPLICATION: I hereby declare that all statements and answers herein and on the reverse side of this application and attachments hereto are complete and true and made by me to obtain the policy applied for and I agree that: (1) the Company shall not be bound by any promise or statement made by or to any salesman or other person, unless same be in writing and approved by the Company; (2) my acceptance of any contract issued hereon shall constitute a ratification of any changes noted by the Company in the space for "Home Office Endorsement";
      (3) if within sixty (60) days from the date of this application a policy is not received by me, or if I am not notified of its approval or declination within that period, this application will be declined; (4) should I obtain this insurance as a result of false, misleading, omitted, or incomplete statements in the application and death should occur due to a cause directly or indirectly related to such statements or directly or indirectly form bodily injury intentionally or unintentionally inflicted by another person, or from (i) any activity that is illegal or criminal in nature, or the association with person involved in such activity; (ii) the commission of an assault or crime by or against the insured; (iii) involvement with or use of illegal or controlled chemicals, drugs or substances; (iv) war or any act of war, declared or undeclared, or nation against nation, state against state or faction against faction including but not limited to the use of military or police forces or any other governmental agency to protect the public; (v) involvement in or as a result of any riot, insurgency or insurrection; (vi) service in police or military forces or political or judicial positions of any country, combination or countries or international organization; (vii) voluntary exposure to hazards which result in bodily injury; (viii) failure to exercise the care that a prudent person would employ in the operation or use of any vehicle, tool, or machine; (ix) any immunological disorder or any infection resulting form the disease AIDS (Acquired Immune Deficiency Syndrome) and/or ARC (AIDS Related Complex); or if coverage would not have been issued, for any reason, for the amount applied for due to such stats, the liability under this policy shall be limited to the premiums paid hereon; (5) unless the initial premium is paid in cash with this application, there shall be no insurance contract until a policy has been delivered to me during the good health of the Proposed Insured, and while the habits and occupation remain as described in this application. The owner of the policy, if other than the Proposed Insured, adopts as his own all statements and answers made in this application.
--------------------------------------------------------------------------------
ABOVE REFERENCED IN SPANISH WITH RECEIPT No. 116404

                         AMENDMENT TO SELF ADMINISTERED
                        AUTOMATIC REINSURANCE AGREEMENT

                                    between

                  Citizens Insurance company of America (CICA)
                                Denver, Colorado
                                (Ceding Company)

                                      and

                  Riunione Adriatics di Sicurta', S.p.A. (RAS)
                                 Trieste, Italy
                                  (Reinsurer)


By the Amendment, it is hereby mutually agreed and understood that Addendum No. 1, Intermediary Clause, is deleted from this agreement prior to its effective date and that all transactions under this agreement are to be direct transactions between the ceding company and the Reinsurer.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in triplicate by their duly authorized officers.

In Austin, Texas this 29th day of December, 1994.

Citizens Insurance Company of America


/s/ Roby Dollar                                       /s/ Charles Melgar
-------------------------------                       ----------------------
By: Roby Dollar, Vice Chairman                        Charles Melgar, V.P.

and in Trieste, Italy this 30th day of December, 1994.

Riunione Adriatica di Sicurta', S.p.A.

By:/s/ Lino Loer                                      Title: Manager
   ----------------

                                 ADDENDUM NO. 1
                              INTERMEDIARY CLAUSE

                                       to

               Self-Administered Automatic Reinsurance Agreement
                                    between

                  Citizens Insurance Company of America (CICA)
                                Denver, Colorado
                                (Ceding Company)
                                      and

                  Riunione Adriatica di Sicurta', S.p.A. (RAS)
                                 Trieste, Italy
                                  (Reinsurer)

Ballantyne, McKean & Sullivan, Ltd. (BMS) London, England, is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notice, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to CICA or RAS through BMS. Payments by CICA to BMS shall be deemed to constitute payment to RAS. Payments by RAS to BMS shall be deemed only to constitute payment to CICA to the extent that such payments are actually received by CICA.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in triplicate by their duly authorized officers.

In Austin, Texas this 4th day of October, 1994.

CITIZENS INSURANCE COMPANY OF AMERICA

/s/ Roby Dollar              Title: President
-----------------------
By: Roby Dollar

and in Austin this 4th day of October, 1994.

Riunione Adriatica di Sicurta', S.p.A.

/s/ Lino Loer                Title: Manager
-----------------------

                         AMENDMENT TO SELF ADMINISTERED
                        AUTOMATIC REINSURANCE AGREEMENT

                                    between

                  Citizens Insurance Company of America (CICA)
                                Denver, Colorado
                                (Ceding Company)
                                      and

                  Riunione Adriatica di Sicurta', S.p.A. (RAS)
                                 Trieste, Italy
                                  (Reinsurer)

 By this Amendment, it is hereby mutually agreed and understood that Addendum No. 1, Intermediary Clause, is deleted from this agreement prior to its effective date and that all transactions under this agreement are to be direct transactions between the ceding company and the Reinsurer.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in triplicate by their duly authorized officers.

In Austin, Texas this 29th day of December, 1994.

Citizens Insurance Company of America

/s/ Roby Dollar                                 /s/ Charles Melgar
------------------------------                  ---------------------
By: Roby Dollar, Vice Chairman                  Charles Melgar, V.P.

and in Trieste, Italy this 4th day of January, 1995

Riunione Adriatica di Sicurta', S.p.A.

By:/s/ Dario Schiller                           Title: Manager
   ---------------------
Dario Schiller

/s/ Enrico Stokelj                              Proxyholder
------------------------
Enrico Stokelj

                                AMENDMENT NO. 3

                                     to the

               SELF-ADMINISTERED AUTOMATIC REINSURANCE AGREEMENT

                             dated January 1, 1995

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                DENVER, COLORADO
                (hereinafter referred to as the CEDING COMPANY)

                                      and

                     RIUNIONE ADRIATICA DI SICURTA' S.P.A.
                                 TRIESTE, ITALY
                   (hereinafter referred to as the REINSURER)

Effective April 13, 1995, this agreement shall be amended as follows:

Paragraph 9 shall be added to Article X "Claims",:

                                     CLAIMS

                 9. The REINSURER agrees to reimburse the CEDING COMPANY for each claim with respect to which this agreement affords indemnity within 90 days after the REINSURER receives proof which is satisfactory to the REINSURER that the CEDING COMPANY has paid the claim.

Article XVII, shall be amended as follows:

                             PARTIES TO AGREEMENT;
                                  COLORADO LAW

                 This is an agreement solely between the Ceding Company and Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between Reinsurer and the insured or the beneficiary under any policy of the Ceding Company which may be reinsured hereunder.

                 All provisions of this reinsurance agreement including the arbitration provisions are subject to the laws of the State of Colorado.

                 Reinsurer agrees to maintain continuous qualification as a reinsurer in the State of Colorado during the continuance of any insurance contracts under this Agreement.

                 This Agreement shall constitute the entire agreement between the parties with respect to the business being reinsured hereunder. There are no other understandings between the parties other than as expressed in this agreement. Any change or modification to this agreement shall be null and void unless made by amendment to this agreement and signed by both parties.

This Amendment shall be attached to and form a part of the Self-Administered Automatic Reinsurance Agreement between the Ceding Company and Riunione Adriatica di Sicurta', S.p.A., effective January l, 1995.

IN WITNESS WHEREOF, the said Citizens Insurance Company of America, Denver, Colorado, and the said Riunione Adriatica di Sicurta', Trieste, Italy, have by their respective officers executed and delivered this Amendment in duplicate.

                     CITIZENS INSURANCE COMPANY OF AMERICA

                    /s/ Roby Dollar            Vice Chairman
                    ----------------          ---------------
                    signature                         title

                    /s/ Mark A. Oliver         EVP
                    -------------------       ---------------
                    signature                         title
                                     Date: June 5, 1995
                                           -------------

                    RIUNIONE ADRIATICA DI SICURTA', S.P.A.

                    By:/s/ Dario Schiller              Manager
                       -------------------            ---------

                    By:/s/ Lino Loer                   Manager
                       --------------                 ---------
                       signature                         title
                              Date: Trieste, May 18, 1995
                                    ----------------------

                                 ADDENDUM NO. 1

               SELF ADMINISTERED AUTOMATIC REINSURANCE AGREEMENT

                             dated January 1, 1995

between

CITIZENS INSURANCE COMPANY OF AMERICA
Denver, Colorado
- Hereinafter referred to as CEDING COMPANY

AND

RIUNIONE ADRIATICA DI SICURTA', S.p.A.
Trieste, Italy
- hereinafter referred to as the REINSURER

Ballantyne, McKean & Sullivan Ltd. Latham House, 16 Minories, London, EC3N 1AX, is hereby recognized as the Intermediary under this Life Insurance Treaty for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements) relating thereto shall be transmitted to the CEDING COMPANY or the REINSURER through Ballantyne, McKean & Sullivan Ltd. Payments made by the CEDING COMPANY to the Intermediary shall be deemed to constitute payment to the REINSURER. Payments by the REINSURER to the Intermediary shall be deemed only to constitute payment to the CEDING COMPANY to the extent that such payments are actually received by the CEDING COMPANY.

Made in duplicate to one effect only.

London,                                    TRIESTE  O9 AGO. 1995

THE CEDING COMPANY                         THE REINSURER

CITIZENS INSURANCE COMPANY OF              RIUNIONE ADRIATICA DI SICURTA'
AMERICA

/s/ Roby Dollar                            /s/ Dario Schiller
----------------                           -------------------
Vice Chairman

/s/ Mark A. Oliver
-------------------
Executive Vice President

                            BMS TERMS OF ENGAGEMENT

         This contract defines the basis of trading between Ballantyne, McKean and Sullivan Limited (hereinafter referred to as "BMS") and Citizens Insurance Company of America, Denver, Colorado (hereinafter referred to as the Client).

         1.      FUNDAMENTAL PRINCIPLES.

         As a Lloyd's Broker BMS is governed by Lloyd's Regulations. In addition the Lloyd's Code of Practice defines a recognized standard of professional conduct for all members of the Lloyd's community and this is followed within BMS. Many of the recommendations of this Code are included within these Terms of Engagement and a full copy is attached for your information.

         Our principles of operation are as follows:

         1.1 BMS will at all times conduct its business with utmost good faith and integrity.

         1.2 BMS will comply with the written standards established by the Client for the cession or retrocession of all risks.

         2.      INITIAL ADVICE/FIRM ORDER

         2.1 BMS will provide objective and independent advice relating to the stated reinsurance requirements of the Client.

         2.2 The Client will provide BMS with written instructions to procure a reinsurance contract on his behalf and comply with the reasonable requests of BMS made in connection with the procurement of the reinsurance contract.

         2.3 Upon receipt of written instructions to proceed BMS will provide the Client with copy of the Placing Slip. This information should be reviewed by the Client.

         2.4 During the placing of the reinsurance contract, BMS will keep the Client advised of progress made on a timely basis.

         3.      DISCLOSURE OF INFORMATION.

         3.1 It is the duty of the Client to disclose all material information. Failure to disclose such information may result in the reinsurance contract and/or a claim being rescinded and/or not paid.

         3.2 Upon request from the Client BMS shall disclose the amount of brokerage and where practicable the nature and amount of commission or other remuneration BMS receives as a result of effecting reinsurances for the Client.
         4.      CONFIDENTIALITY OF INFORMATION.

         4.1 Any information acquired by BMS from the Client will not be used or disclosed except in the normal course of negotiating, maintaining or renewing a contract of reinsurance for that Client or unless the consent of the Client has been obtained




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
         5.      CHOICE OF REINSURERS.

         5.1 BMS will exercise reasonable skill and care in the selection of security.

         5.2 BMS will select Reinsurers objectively in the best interests of the Client.

         5.3 BMS will regularly review the Reinsurers used and will advise the Client of any significant changes in status.

         5.4 BMS will select security in accordance with its current Security and Evaluation Procedures.

         5.5 BMS does not warrant or guarantee the performance of the contract between the Client and the Reinsurers.

         5.6 BMS will disclose any relationship with any reinsurer to which business will be ceded or retroceded.

         6.      BOOKS AND RECORDS.

         6.1 BMS will at all times comply with Section 10-2-905 of the Colorado Insurance Laws (Books and records - reinsurance intermediary-producers) a copy of which is attached hereto).

         6.2 The Client will have access to and the right to copy and audit all accounts and records maintained by BMS related to the business BMS transacts on the Client's behalf. Such accounts and records will be kept in a form which is usable by the Client.

         7.      ACCOUNTING.

         7.1 BMS will render accounts accurately detailing all material transactions, including information necessary to support all commissions, charges, and other fees received by, or owing to BMS. Any funds due to the Client will be remitted as quickly as possible but nevertheless within 15 days of receipt by BMS.

         7.2 All funds collected for the Client's account will be held in a fiduciary capacity in a bank which is a U.S. financial institution acceptable to the Insurance Commissioner of the State of Colorado.
         8.      CLAIMS.

         8.1 The Client must notify BMS promptly of all claims affecting the reinsurance contract and disclose all material facts. Should the claim require a collection to be made from Reinsurers reasonable evidence will be required that the original claim has been paid.

         8.2 BMS will advise Reinsurers of all claims notified by the Client and will co-ordinate all further negotiations.

         8.3 Where required by the contract BMS will arrange for Funding Securities to be established in respect of loss and unearned premium reserves at the end of each year.
         9.      TRANSFER OF BUSINESS.

         9.1 Should the Client wish to transfer business to another Broker, BMS will make available all such documentation to which the Client is entitled and which is reasonably necessary for the new Broker to discharge his duties to the Client.




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
         10.     GENERAL SERVICING.

         10.1 BMS shall be responsible for and will provide any relevant service requested by the Client in relation to any reinsurance contract placed for the Client by BMS notwithstanding the expiry of the contract, unless BMS is satisfied that the Client has instructed a new broker to assume such responsibilities and that the new broker has accepted such instructions.

         11.     COMPLAINTS.

         11.1 Any complaints regarding the service provided by BMS should be made in writing to the Chairman of Ballantyne, McKean & Sullivan Ltd and in the event that the Client fails to obtain satisfaction from BMS he should appeal to the Council of Lloyd's as regulators of Lloyd's Brokers.

         12.     STATEMENT OF FINANCIAL CONDITION.

         12.1 Upon request BMS will provide the Client with a copy of the latest audited accounts.

         12.2 Upon request BMS will provide the client with details of its current E & O coverage.

         12.3 BMS will notify the Client in writing if it fails to meet the Lloyd's Solvency requirements, fails to comply with any Lloyd's Rules or enters into any disputes with the Council of Lloyd's.
         13.     COMPLIANCE WITH. APPLICABLE LAW

         13.1 Where appropriate BMS will comply with all applicable law regarding the operations of reinsurance intermediaries.

         14.     TERMINATION.

         14.1 The Client may terminate this agreement at any time, with or without cause, by giving BMS 10 days notice in writing.

         15.     CONTACTS.

         15.1 This document applies to all contracts of reinsurance placed by BMS for the Client.

         16.     GOVERNING LAW.

         16.1 This agreement shall be construed, interpreted and enforced in accordance with the Law of the State of Colorado in the United States of America.

SIGNED:  /s/ Roger Cooke                   DATED:   July 17, 1995
         ----------------                          ---------------
         on behalf of Ballantyne, McKean and Sullivan Ltd.

SIGNED:  /s/ Mark A. Oliver                DATED:   August 17, 1995
         -------------------                       -----------------
         /s/ Roby Dollar
         ----------------
         on behalf of Citizens Insurance Company of America


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